UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following communications will be posted internally for EM employees

New digital ads highlight ExxonMobil’s work to advance climate solutions

{EMBEDDED VIDEO HERE}

(2021 ACS We Have a Plan – 30s)

Caption: Our latest U.S. digital advertising campaign highlights our emissions reduction plans and work to advance climate solutions

A new digital corporate advertising campaign showcases our work to advance climate solutions. The ads, which are playing across digital and social platforms in the United States, feature our emissions reduction plans, our new Low Carbon Solutions business, and partnerships with universities and government labs to research breakthrough technologies.

You can view additional videos included in the campaign on the EMformation app.

{EMBEDDED VIDEO HERE}

(2021 ACS Partnership – 30s)

Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

P&GA’s corporate advertising team has launched digital ad campaigns in the U.S. for policy, financial and opinion leader audiences on a targeted basis on premium news sites, social media and streaming audio/podcasts. Ad formats include online videos, animated and static banners, audio spots and social media sponsorships.

Policy and financial audience advertisements highlight ExxonMobil’s emissions reduction plans and new Low Carbon Solutions business (click here to view), while opinion leader audience advertisements feature ExxonMobil’s research, expertise and partnerships (available here).

Placements include prominent news outlets such as Financial Times, The Economist, Forbes, The Hill, New York Times, The Atlantic, Bloomberg, Washington Post, ABC News and CNN, as well as streaming services such as Spotify and podcasts from NPR and Wall Street Journal.

If you would like more information about these campaigns, please contact Adrienne Handford or Jillian Fleming.

[Embed video: https://wdrv.it/present-project-detail/assetId/103155794/token/7f562bae6/presentationId/16820245]

A new digital corporate advertising campaign showcases our work to advance climate solutions.

The ads, which are playing across digital and social platforms in the United States, feature our emissions reduction plans, our new Low Carbon Solutions business, and partnerships with universities and government labs to research breakthrough technologies.

Watch the ads below.

[EMBEDDED VIDEO 1 - 2025 Ann Phase 2_We Have a Plan 30_3.10.21 v4.mp4]

[EMBEDDED VIDEO 2 - 2025 Ann Phase 2_Every Action 30_3.10.21 v5.mp4]

[EMBEDDED VIDEO 3 - 2021_ACS_Partnership_XONC1193000H_Digital_Video_16x9_30-20480.mp4]

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.